UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 9, 2020

Carey Watermark Investors 2 Incorporated

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

000-55461	46-5765413
(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 — Entry Into a Material Definitive Agreement.

The information set forth in the fourth paragraph of Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 1.02  — Termination of a Material Definitive Agreement.

The information set forth in the seventh paragraph of Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 — Completion of Acquisition or Disposition of Assets.

Merger

The information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

On April 13, 2020, Carey Watermark Investors 2 Incorporated, a Maryland corporation (“CWI 2” or, following the completion of the merger, the “combined company”), announced that it has filed articles of merger with the Maryland State Department of Assessments and Taxation (the “SDAT”) and completed the previously announced merger (the “merger”) of Apex Merger Sub LLC, a Maryland limited liability company and direct, wholly owned subsidiary of CWI 2 (“Merger Sub”), with and into Carey Watermark Investors Incorporated, a Maryland corporation (“CWI 1”), effective as of April 13, 2020, pending confirmation of the SDAT's acceptance of the articles of merger. After giving effect to the merger, CWI 1 became a wholly owned subsidiary of CWI 2. The merger was effected pursuant to the Agreement and Plan of Merger, dated as of October 22, 2019 (as amended, the “merger agreement”), by and among CWI 1, CWI 2, and Merger Sub.

In accordance with the merger agreement, at the effective time of the merger (the “effective time”) each issued and outstanding share of the CWI 1’s common stock (or fraction thereof), $0.001 par value per share (“CWI 1 common stock”), was converted into the right to receive 0.9106 shares (the “exchange ratio”) of validly issued, fully paid and nonassessable shares of CWI 2’s Class A common stock, $0.001 par value per share (“CWI 2 Class A common stock”). Also at the effective time, all CWI 1 RSUs outstanding and unvested immediately prior to the effective time were converted into a CWI 2 restricted stock unit with respect to a whole number of shares of CWI 2 Class A common stock equal to (i) the number of shares of CWI 1 common stock subject to such unvested CWI 1 RSU, multiplied by (ii) the exchange ratio.

The foregoing descriptions of the merger agreement and the transactions contemplated thereby do not purport to be complete and are subject to and qualified in their entirety by reference to the merger agreement.  A copy of the merger agreement and amendments were attached as Exhibit 2.1 to CWI 2’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on October 22, 2019, and Exhibit 2.1 to CWI 2’s Current Report on Form 8-K filed with the SEC on March 31, 2020, and the terms thereof are incorporated herein by reference.

Completion of Internalization

Immediately following the effective time of the merger, and pending confirmation of the SDAT's acceptance of the articles of merger, the internalization of the management of the combined company (the “internalization”) was consummated pursuant to the Internalization Agreement, dated as of October 22, 2019 (as amended, the “internalization agreement”), by and among CWI 1, CWI OP, LP (“CWI OP”), CWI 2 OP, LP (“CWI 2 OP”), W. P. Carey Inc. (“WPC”), Carey Watermark Holdings, LLC (“SGP 1”), CLA Holdings, LLC, Carey REIT II, Inc., WPC Holdco LLC, Carey Watermark Holdings 2, LLC (“SGP 2”), Carey Lodging Advisors, LLC (the “Advisor”), Watermark Capital Partners, LLC (“Watermark Capital”), CWA, LLC (the “CWI 1 Subadvisor”), and CWA2, LLC (the “CWI 2 Subadvisor”).

In accordance with the internalization agreement, CWI OP and CWI 2 OP redeemed the special general partnership interests held by SGP 1 and SGP 2 in CWI OP and CWI 2 OP, respectively (the “redemption”). As consideration for the redemption and the other transactions contemplated by the internalization agreement, CWI 2 or CWI 2 OP (as applicable) issued equity consisting of (x) 2,840,549 shares of CWI 2 Class A common stock, to affiliates of WPC, (y) 1,300,000 shares of CWI 2 Series A preferred stock, $0.001 par value per share, to affiliates of WPC, with a liquidation preference of $50.00 per share ($65,000,000 in the aggregate), and (z) 2,417,996 limited partnership units in CWI 2 OP, to affiliates of Watermark Capital.  Following the redemption, SGP 1 and SGP 2 have no further liability or obligation pursuant to the limited partnership agreements of CWI OP or CWI 2 OP, respectively.

Immediately following the redemption, the existing advisory agreements, as amended, between CWI 1 or CWI 2 (as applicable) and the Advisor, and the existing sub-advisory agreements, as amended, between the Advisor and the CWI 1 Subadvisor or the CWI 2 Subadvisor (as applicable), were automatically terminated. The secured credit facilities entered into by CWI OP or CWI 2 OP (as applicable) as borrower, and CWI 1 or CWI 2 (as applicable) as guarantor, with WPC as lender, each matured at the time of the expiration of such existing advisory agreements and the applicable loan agreements and loan documents were terminated. Neither CWI 1 nor CWI 2 had any outstanding obligations under the respective facilities.

The foregoing descriptions of the internalization agreement and the transactions contemplated thereby do not purport to be complete and are subject to and qualified in their entirety by reference to the internalization agreement.  A copy of the internalization agreement was attached as Exhibit 2.2 to CWI 2’s Current Report on Form 8-K filed with the SEC on October 22, 2019, and the terms thereof are incorporated herein by reference.

Item 3.02 –– Unregistered Sales of Equity Securities.

The information set forth in the seventh paragraph of Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 –– Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the merger and effective as of immediately following the effective time, the size of the board of directors of the combined company was increased from five to nine members and the resulting vacancies were filled by the appointment of Charles S. Henry, Michael D. Johnson, Simon M. Turner, and John J. Park to the board of directors until their respective successors are duly elected and qualify or their earlier resignation or removal.

Effective as of April 13, 2020, Mr. Henry, Mr. Johnson, Katherine G. Lugar, Robert E. Parsons, Jr., William H. Reynolds, Jr., and Mr. Turner each agreed with CWI 2 to waive the pro rata portion of the annual cash retainer that is part of his or her respective compensation for services as a director of the combined company for the period through July 15, 2020.

In connection with the closing of the internalization, Michael G. Medzigian, the combined company’s Chief Executive Officer, entered into a letter agreement with CWI 2 (the “Medzigian letter agreement”) to confirm his agreement to reduce by 50% the pro rata portion of Mr. Medzigian’s annual base salary payable by the combined company through July 15, 2020.

In addition, Mallika Sinha, the combined company’s Chief Financial Officer, and Gil Murillo, the combined company’s Chief Investment Officer, each agreed with CWI 2 to reduce by 20% the pro rata portion of his or her respective annual base salary payable by the combined company through July 15, 2020.

The foregoing description of the letter agreement does not purport to be complete and is qualified in its entirety by reference to the Medzigian letter agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 –– Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the internalization, on April 9, 2020, CWI 2 filed an amendment to its articles of incorporation with the SDAT, effective as of April 9, 2020. This charter amendment removed the restriction of issuing redeemable securities under clause (A) of Section 9.3(f), in order to permit the issuance of the Series A preferred stock in connection with the internalization. This charter amendment was approved on April 8, 2020, at a special meeting of CWI 2’s stockholders. Confirmation of the SDAT’s acceptance of the charter amendment is pending.

In connection with the merger and the internalization, on April 9, 2020, and April 13, 2020, CWI 2 filed further amendments to its articles of incorporation, as amended, with the SDAT, effective as of April 14, 2020. These charter amendments change the name of CWI 2 to “Watermark Lodging Trust, Inc.” Confirmation of the SDAT’s acceptance of the charter amendments is pending.

The foregoing descriptions of the charter amendments do not purport to be complete and are subject to and qualified in their entirety by reference to their respective full texts. Copies of the charter amendments are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 –– Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The Company intends to file any financial statements required by this Item 9.01(a) in a Form 8-K/A that will be filed not later than 71 days after the date that this Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The Company intends to file any pro forma financial information required by this Item 9.01(b) in a Form 8-K/A that will be filed not later than 71 days after the date that this Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description
2.1	Letter agreement, dated April 13, 2020, by and between Carey Watermark Investors 2 Incorporated and Michael G. Medzigian
3.1	Articles of Amendment of Carey Watermark Investors 2 Incorporated
3.2	Articles of Amendment of Watermark Lodging Trust Incorporated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Carey Watermark Investors 2 Incorporated has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Carey Watermark Investors 2 Incorporated

Date: April 13, 2020	By:	/s/ Susan C. Hyde
Susan C. Hyde
Chief Administrative Officer and Corporate Secretary